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                             Numeric Investors L.P.

                      n/i numeric investors Micro Cap Fund
                       n/i numeric investors Growth Fund
                   n/i numeric investors Growth & Value Fund
                  n/i numeric investors Larger Cap Value Fund
                   n/i numeric investors Small Cap Value Fund

                 (Investment Portfolios of The RBB Fund, Inc.)

                         Supplement dated April 9, 1999
                     to Prospectus dated December 28, 1998

Reopening of Funds

  The disclosure on page 19 of the prospectus with respect to the closing of funds is amended as follows:

  As of April 19, 1999, the n/i numeric investors Micro Cap Fund and the n/i numeric investors Growth Fund shall reopen to new investment from any then existing shareholder of any of the n/i numeric investors family of funds. No maximum purchase amounts shall apply to purchases in either Fund. As of May 17, 1999, the n/i numeric investors Micro Cap Fund and the n/i numeric investors Growth Fund shall reopen to new investment from the general public. Numeric currently intends to close each of the n/i numeric investors Micro Cap Fund and the n/i numeric investors Growth Fund upon such Fund's reaching $125 million in total assets. Current total assets are $96 million in the n/i numeric investors Micro Cap Fund and $62 million in the n/i numeric investors Growth Fund, respectively.


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